UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2006

IGIA, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	000-23506	33-0601498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Fifth Avenue, 20th Floor, New York, NY	10175
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 575-0500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

The United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered a confirmation order on January 12, 2006 approving the Tactica International, Inc. (“Tactica”) reorganization plan that provides for Tactica’s exit from bankruptcy. Voting among the general unsecured creditors was 99% in favor of the reorganization plan. Tactica is a wholly-owned operating subsidiary of IGIA, Inc. (the “Registrant”). The Registrant is not seeking bankruptcy protection.

Upon being declared effective by the Bankruptcy Court, the plan eliminates approximately $13,000,000 of Tactica’s pre-petition liabilities. The plan calls for Tactica's pre-petition creditors to receive distributions of the following assets: (i) $2,175,000 cash paid by Tactica’s former shareholders; (ii) $700,000 cash paid by Tactica; (iii) $75,000 cash paid by the Registrant, Tactica, and the Board Members; (iv) up to $275,000 cash paid by Innotrac Corporation; (v) the rights and proceeds in connection with avoidance and other actions including uncollected pre-petition invoices payable by a Tactica customer; and (vi) newly issued shares of the Registrant’s common stock in number equal to 10% of the outstanding shares of common stock as of the Plan’s effective date and exempted from the registration requirements of Section 5 of the Securities Act of 1933, as amended and State registration requirements by virtue of Section 1145 of the Bankruptcy Code and applicable non-bankruptcy law.

As of January 12, 2006, the Registrant’s consolidated assets are approximately $7 million and consolidated liabilities were approximately $23 million, including, $13 million of pre-petition liabilities. The Registrant has 1,000,000,000 shares of authorized common stock of which 20,082,933 shares are issued and outstanding and approximately 154,920,000 shares are reserved for issuance in connection with the Registrant’s Callable Convertible Secured Notes and Warrants.

SECTION 2- FINANCIAL INFORMATION

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

Not applicable

(b) Pro Forma financial information.

Not applicable

(c) Exhibits.

Listed below are all exhibits to this Current Report of Form 8-K.

* 2.1 Findings Of Fact, Conclusions Of Law And Order Confirming The Revised First Amended Plan Of Reorganization Proposed By Tactica International, Inc. And IGIA, Inc., Dated January 6, 2006 And Granting Related Relief

* 2.2 Revised First Amended Plan Of Reorganization Proposed By Tactica International, Inc. And IGIA, Inc., Dated January 6, 2006

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGIA, INC. (Registrant)

Date: January 13, 2006	By:	/s/ Avi Sivan
Avi Sivan
Chief Executive Officer